                                                                      Exhibit 99

PRESS RELEASE
For Immediate Release

Contact:        Carl C. Gregory, III
                President and Chief Executive Officer
                (858) 309-6960

                   MCM CAPITAL GROUP ANNOUNCES RESTRUCTURE OF
                         TWO REMAINING SECURITIZATIONS

San Diego, CA-November 3, 2000-MCM Capital Group Inc. (OTC.BB-MCMC) announced today that it has executed amendments with the insurer and investors for the 1999-1 and 1999-A (warehouse) securitizations. The amendments modify the terms of these securitizations in several important ways.

Among the changes are: (i) an increase in the servicing fee paid on the 1999-A (warehouse) loan from a variable rate which might be as low as 20% to a flat fee of 35%, except in certain limited circumstances when it might be 25%; (ii) a change in the Company's authority to pursue certain business strategies that were previously not permitted, which will increase in the opportunities for the Company to collect its servicing fee; and (iii) the conversion of the 1999-A (warehouse) loan to a term loan with maturity of December 15, 2004.

Commenting on this development, Carl C. Gregory, III, President and CEO, said, "This is another positive step in the process of putting MCM on sound financial footing and laying the groundwork for a brighter future."

NOTES TO PRESS RELEASE

        1. The statements in this press release that are not historical facts, including most importantly, those statements preceded by, or that include, the words "may," "believes," "projects," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). These statements may included, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to those matters. For all "forward-looking statements" the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and our subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could affect the Company's results and cause them to materially differ from those contained in the forward-looking statements include:

        - the Company's ability to maintain existing, and secure additional, financing;

        - the Company's ability to maintain sufficient liquidity to operate our business including our ability to meet the liquidity covenant of our securitization and warehouse transactions and to obtain new capital to enable the Company to reinstitute receivable purchases;

        - the Company's continued servicing of the receivables in our securitization transactions and warehouse facility;

        - the Company's ability to recover sufficient amounts on or with respect to receivables to fund operations (including from sellers of non-confirming receivable portfolios);

        - the Company's ability to hire and retain qualified personnel to recover its receivables efficiently.

        -       changes in, or failure to comply with, government regulations;

        - the Company's ability to successfully integrate the assets acquired from West Capital Financial Services Corp.;

        - the costs, uncertainties and other effects of legal and administrative proceedings; and

        - risk factors and cautionary statements made in the Company's Annual Report on Form 10-K for the period ended December 31, 1999 and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2000.

Forward-looking statements speak only as of the date the statement was made. They are inherently subject to risks and uncertainties, some of which the Company cannot predict or quantify. Future events and actual results could differ materially from the forward-looking statements. The Company will not undertake and specifically declines any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, whether as the result of new information, future events or for any other reason. In addition, it is the Company's policy generally not to make any specific projections as to future earnings, and the Company does not endorse any projections regarding future performance that may be made by third parties.